Exhibit 10

                                                      PricewaterhouseCoopers LLP
                                                      1670 Broadway
                                                      Suite 1000
                                                      Denver CO 80202-4870
                                                      Telephone (720) 931 7000
                                                      Facsimile (720) 931 7100

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us in this Registration Statement on Form N-1A for the Janus Investment Fund under the heading "Independent Accountants."


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
September 14, 2001